UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☒	Soliciting Material Pursuant to §240.14a-12
Adesto Technologies Corporation
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Dialog Semiconductor plc
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EXHIBIT INDEX

Exhibit 99.1	Presentation to certain Adesto Employees on March 2, 2020.

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Exhibit 99.1

 March 2020  Presentation to ADESTO EmployeesDublin – Cork – Lisbon - Prague

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     Forward-Looking StatementsThis presentation contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. In some cases, you can identify these forward-looking statements by the use of terms such as “expect,” “will,” “continue,” or similar expressions, and variations or negatives of these words, but the absence of these words does not mean that a statement is not forward-looking. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, but not limited to: any statements regarding the expected timing of the completion of the transaction and the benefits of the transaction; the ability of Dialog Semiconductor plc ("Dialog") and Adesto Technologies Corporation ("Adesto") to complete the proposed transaction considering the various conditions to the transaction, some of which are outside the parties’ control, including those conditions related to regulatory approvals; any other statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. These forward-looking statements are inherently uncertain, and are based on information available to each of Dialog and Adesto as of the date hereof and current expectations, forecasts, estimates, and assumptions. A number of important factors and uncertainties could cause actual results or events to differ materially from those described in these forward-looking statements, including without limitation: the failure to satisfy or waive any of the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by Adesto’s stockholders and the receipt of certain governmental and regulatory approvals; matters arising in connection with the parties’ efforts to comply with and satisfy applicable regulatory approvals and closing conditions relating to the proposed transaction; the risk that the proposed transaction does not close when anticipated or at all; the effects of disruption from the transactions contemplated by the Merger Agreement on Adesto’s or Dialog’s business and the fact that the announcement and pendency of the transaction may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that may be instituted against Adesto or Dialog related to the Merger Agreement or the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; the occurrence of a Material Adverse Effect (as defined in the Merger Agreement); and other risks that are described in the reports of Adesto filed with the Securities and Exchange Commission (the “SEC”), including but not limited to the risks described in Adesto’s Annual Report on Form 10-K for its fiscal year ended December 31, 2018, which was filed with the SEC on March 18, 2019, and Adesto’s Quarterly Reports on Form 10-Q, and that are otherwise described or updated from time to time in other filings with the SEC. All forward-looking statements attributable to Adesto or Dialog, or persons acting on behalf of either, are expressly qualified in their entirety by this cautionary statement. Further, Adesto and Dialog disclaim any obligation to update the information in this communication or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

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     Additional Information and Where to Find It In connection with the proposed acquisition, Adesto will file relevant materials with the SEC, including a preliminary and definitive proxy statement. Promptly after filing the definitive proxy statement, Adesto will mail the definitive proxy statement and a proxy card to the stockholders of Adesto. ADESTO’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders of Adesto will be able to obtain a free copy of these documents, when they become available, at the website maintained by the SEC at www.sec.gov or free of charge at www.adestotech.com.Additionally, Adesto and Dialog will file other relevant materials in connection with the proposed acquisition of Adesto by Dialog pursuant to the terms of the Merger Agreement. Adesto, Dialog and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Adesto stockholders in connection with the proposed acquisition. Stockholders of Adesto may obtain more detailed information regarding the names, affiliations and interests of certain of Adesto’s executive officers and directors in the solicitation by reading Adesto’s most recent Annual Report on Form 10-K, and the proxy statement for Adesto’s 2019 annual meeting of stockholders, which was filed with the SEC on April 30, 2019. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to Adesto’s Investor Relations Website at www.adestotech.com. Information about Dialog’s directors and executive officers is set forth in Dialog’s Annual Report and Accounts 2018. You can obtain free copies of this document by accessing Dialog’s website at https://www.dialog-semiconductor.com. Information concerning the interests of Adesto’s participants in the solicitation, which may, in some cases, be different than those of Adesto’s stockholders generally, will be set forth in the definitive proxy statement relating to the proposed transaction when it becomes available.

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 Dialog is a world leader in providing low-power, advanced mixed-signal integrated circuits (ICs).  Our semiconductor-based solutions are offered as standard, configurable and custom products which enable our customers the highest degree of flexibility to differentiate their products and accelerate their time-to-market. Our products are certified to Industrial and Automotive grade quality standards.  HQ: London, UK | Founded: 1981 | Listing: Frankfurt (DLG)  Dialog at a Glance              Focus on fast-growing market segments of mobile, computing/Storage & Gaming, IoT, Industrial IoT, automotive applications  A fabless manufacturing model, with production, assembly and packaging fully outsourced  Supplier of PMICs, sub-PMICs and Configurable Mixed-signal ICs (CMICs)  Global design centers, broad direct sales and distribution channels, including excellence in customer support  Leading innovator in Bluetooth® low energy technology  Track record of revenue growth and a strong cash generative business model

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                                                                   US HQSanta Clara  Global HQLondon, UK  Asia HQTaipei, Taiwan  1~2075 Employees as of November 2019  Corporate Structure  Global design centers coupled with local sales and expert field application support  1. Advanced Mixed Signal (AMS) Business Group: AC/DC, power conversion, PMIC, Backlight drivers, SSL and Configurable Mixed-signal ICs (CMICs)2. Custom Mixed Signal (CMS) Business Group: Custom specific mixed signal devices4. Connectivity & Audio Business Group: Bluetooth® low energy (BLE), IoT Wi-Fi, audio, haptics and low latency wireless solutions3.Industrial Mixed Signal (IMS) Business Unit Custom and standard products targeted at Industry 4.0 applicationsAutomotive : Leveraging technologies and products across Dialog Business units  Employees globally¹  Business Structure  Sales Offices   Major R&D Centers

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Increasing Investment in R&D

Annual R&D Spend ($ million)


2018
326
2017
303
2016
261

First time right design methodology for complex Custom & Configurable Mixed-signal ICs[1]


dialog
SEMICONDUCTOR

CUSTOM & CONFIGURABLE

- Skilled workforce ~ 75% engineers, majority with Masters or PhD
- Typically 18-20% of revenue invested annually in R&D, including advanced IP and packaging development
- ~ 900 mixed-signal patent families in portfolio,~80 new patent families added in prior year
- Haptics, nano-PMICs, Bluetooth LE SoCs, GreenPAK™ with NVM and USB PD charging products recently launched

1 Typical smartphone PMIC, 130 nm BCD, ~40 voltage sources and more than 50 mm^2 in chip area

© 2020 Dialog Semiconductor

dialog SEMICONDUCTOR

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   1 Company unaudited preliminary results from January 2020 2 Underlying revenue for year 2019  Proven track record of revenue growth  Financial Performance1   2018 Revenue Breakdown   $1,420 million revenue² in 2019, with $381 million in Q4, 2019$1,025 million cash & cash equivalents balance at end of December 2019  Revenue ($ million)  ~162  71%  19%  10%

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 1 IoT includes Connected Consumer, Connected medical, Smart Home, Smart Appliances 2 Computing & Storage includes Gaming3. IIoT: Industrial Internet if Things   >> Opportunities to participate in industry consolidation to enhance our competitive positioning in these target markets:  Fast Ramp to High-Volume Production  Rapid Design Cycle  World-Class Power-Efficient IP  30+ Years of Mixed-Signal Expertise  Positioned for Next Phase of Market Leadership  Adding Industrial IoT through recent acquisitions of Creative Chips and Adesto announced

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     Audio Amps & CODECs  Bluetooth low energy & Wi-Fi  CMICs  LED Backlighting  Power Conversion  Power Management  USB Audio  Wireless Audio    Comprehensive Suite of IoT Products  Source: Gartner 2018; Dialog Internal Estimates                                                        Applications  Dialog Technologies  TAM Opportunity  CAGR 17%

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     Low Power Mixed-signal Mobile Technologies    Audio   Charging  CMICs  Haptics  Power Conversion  Power Management  Applications  Dialog Technologies  TAM Opportunity  Source: Gartner 2018; Dialog Internal Estimates              CAGR 11%

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 Bluetooth low energy   CMICs  Haptics  LED Backlighting  Wiper Motor Control  Power Management      Powering the Automotive Future  Source: Gartner 2018; Dialog Internal Estimates              Applications  TAM Opportunity  Dialog Technologies  CAGR 17%  Infotainment  TPMS

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   CAGR 8%  Increasing Energy Efficiency for Computing and Storage1  Audio  Charging  CMICs  LED Backlighting  Power Conversion  Power Management  Dialog Technologies  1: Category includes video game platformsSource: Gartner 2018; Dialog Internal Estimates    Applications  TAM Opportunity

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   Complex mixed signal ASIC and connectivity in Industrial  IO-Link  ASICs & CMICs  Bluetooth low energy & Wi-Fi  LED Backlighting  Power Conversion  Power Management  Dialog Technologies  Source: IHS Q2 2019 Industrial Semiconductor Market Tracker, Manufacturing & Process Automation (Networking)   Applications                        Industry 4.0                  CAGR 8%  TAM Opportunity

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 Our Technologies

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 Products integrate configurability and programmability, including GreenPAK™ CMICs, connectivity SoCs and rapid charge ICs    Execution track record of delivering highly complex, custom mixed-signal devices for customers      Building on Our DNA  …& Configurable  Custom…  Combining Custom & Configurable Design with Differentiated Mixed-signal Expertise     Differentiated Mixed-signal Expertise  ConnectivityBLE , Wi-Fi & Ind. Ethernet  Wireless Audio  Power Management  Configurable Mixed-signal  Power Conversion& Wireless Charging  Backlight & Haptics

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 Driving innovation – range, power and features  Connectivity: Bluetooth® low energy  Broad portfolio of Bluetooth low energy SoCs and modules optimized for IoT market verticalsTargeting next generation connected consumer, connected medical, smart home, and smart appliance marketsMote than 250 million SoC shipped into IoT applicationsSupporting latest Bluetooth® 5.0 Mesh networking Demonstrating audio Hi-Fi over BLE

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 Optimized for battery powered IoT applications  IoT Wi-Fi  Standalone devices requiring no external host, leveraging embedded ARM processor coresAmongst best in class for power in always connected modeEnabling direct connectivity to the cloud for any IoT deviceEasy connection to existing Wi-Fi infrastructure for IIoT applications Available as SoCs or integrated modules

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Wireless Audio

Delivering low latency, low power Hi-Fi quality audio



- Open audio platform targeting high-end active headphones, consumer headsets and wireless earbuds
- Best in class 3rd party advanced software eco-system
- Integrated ARM® and Tensilica® DSP processors
- Dialog's latest SmartBeat™ developed for the 1.9GHz QAM based DECT standard
- Top-end features including ANC, virtual surround sound and voice control dialog
DA14195


dialog
DA14198


dialog
DA14495

© 2020 Dialog Semiconductor

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Power Management (PMIC)  Inventor of Configurable ASSP PMIC followed by the first nano-Power PMICsIndustry’s highest PMIC integration for mobile, computing & storage applicationsCustomization options for high volume customers, leveraging differentiated IP portfolioSwitched capacitor DC-DC converters in cascaded configuration with PMICs increasing 2S battery system efficiency Supplier of Automotive-qualified system PMICs and sub-PMICs for infotainment and cluster gauge applications

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 Enabling innovators with simple to use design tools  Configurable Mixed-signal IC (CMIC)   The first configurable Mixed-signal ICs with in-system-programmingThe configured CMIC allows OEMs to easily replace standard analog, logic and discrete board componentsCMICs use non-volatile memory to configure multiple analog, digital, and power functions in a tiny custom IC (2mm2)

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   Power Conversion    A market leader in AC/DC RapidCharge™ power adapter solutions for smartphone applicationsEnabling custom fast-charging protocols through patented digital control loop technologyPortfolio supports USB Type-C Rev 1.2, Power Delivery (PD 3.0), Qualcomm® Quick Charge™ protocols up to version 4+AC/DC embedded portfolio with integrated IGBT drivers and protection circuitry targeting induction heating applications

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   Display Backlight Drivers    DC/DC LED backlight drivers optimize performance in TV & Automotive displays Dimming control options (i.e. local dimming) reducing motion blur, improving contrast ratio Patented BroadLED™ digital backlighting, adaptive switch mode technology, enabling use of loosely binned low-cost LED arraysAND a portfolio of SSL drivers for dimming and non-dimming retrofit bulb and industrial lighting applications

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 Unparalleled high-definition haptic driversOffering more complex click & vibration touch effects for smartphones, automotive displays, gaming and IoTIndustry’s lowest idle current consumption (360nA) to maximize battery lifeDrives both ERM and LRA (narrow and wideband) type actuators  A New Haptics Experience  Richer physical feedback to the user

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 Dependable performance in a market where reliability is key  Industrial IoT  Industrial automation or so-called Industry 4.0 is driving connectivity from sensors to the cloudDialog’s IO-Link Master and Device Phy ICs provide robust communications for the last meters between sensors, actuators and the PLCIntegrated frame handlers boosts application performance and reduce processor loadingFull custom industrial ASICsWe work directly with leading industrial and automotive suppliers to develop and supply bespoke complex mixed signal ASICs to exacting specification

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 Summary

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              Dialog Markets  Summary: Adesto Technologies Complementary to Dialog    Integrated System Solutions  Complementary Products  Attractive Segments    IoT         Industry 4.0        Automotive        Future Opportunities  Core Markets      Adesto Technologies  CUSTOM SYSTEM-ON-CHIP  SPECIALTY MEMORY  INDUSTRIAL CLOUD CONNECTIVITY

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 Strategic Rationale behind Adesto Acquisition        Broadens exposure to growth segments in the large Industrial IoT market  Delivers differentiated cloud-connected solutions driving Industry 4.0 adoption  Enables cross-selling of the product portfolios to expanded customer base resulting in considerable revenue synergies        Diversifies customer base, adds industrial sales channel, and reduces Apple concentration  Adds complementary product portfolios and world-class IP, enabling full system solutions  Expects to be EPS accretive in the first calendar year after close*.   Value Creation   Market Expansion and Diversification  Strengthened Industrial Portfolio      *Financial performance measures are underlying

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   Summary Adesto Adds IIoT - Cloud Connectivity      Dialog  Adesto  Representative IIoT System              Cloud &Analytics    Cloud InterfaceDialog + Adesto    Building Automation    Cross-sellinge.g., Factory Automation      Growth Arease.g., Automotive, Artificial Intelligence    AI

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 Why Dialog?  A proven foundation of Mixed-signal and power-efficient IC expertise for both custom ASICs and configurable PMIC ASSPs enabling lowest possible power system design   Endless possibilities when combining CMICs with wireless Audio, PMICs, and Bluetooth low energy SoCs  Online customer support forums coupled with local technical FAE support for best in class service  Strong pipeline of innovative new products and technologies for 2020 and beyond  Robust financial position, with $1,025 million on balance sheet at December 2019 quarter end.t quarter end

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